EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jerry S. Rawls, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment no.1 to the Quarterly Report of Finisar Corporation (the “Company”) on Form 10-Q/A for the three months ended August 3, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 6, 2009	/s/ Jerry S. Rawls
Jerry S. Rawls
Chairman of the Board (Co-Principal Executive Officer)